UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024
__________________________
ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
44 Whippany Road
Suite 101
Morristown, NJ 07960

(Address of principal executive offices)
(646) 661-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
12.75% Senior Secured Notes due 2029
General
On July 16, 2024, Ascend Wellness Holdings, Inc. (the “Company”) issued $235,000,000 aggregate principal amount of its 12.75% senior secured notes due July 16, 2029 (the “Notes”). The Notes were issued under an indenture dated as of July 16, 2024 (the “Indenture”) by and among the Company and Odyssey Trust Company, as trustee (the “Trustee”). Interest on the Notes is payable semi-annually in arrears on January 15 and July 15 of each year after the date of issuance of the Notes, commencing on January 15, 2025.
Guarantees
The obligations of the Company under the Indenture and the Notes are irrevocably and unconditionally guaranteed, jointly and severally, on a senior secured basis, by all Restricted Subsidiaries (as defined in the Indenture), other than any Immaterial Subsidiary (as defined in the Indenture) for so long as such Subsidiary (as defined in the Indenture) constitutes an Immaterial Subsidiary, and each other person that the Company shall cause to become a guarantor pursuant to the terms of the Indenture after July 16, 2024. The guarantees are secured by liens on the portion of the collateral owned by the Guarantors (as defined below), subject to permitted liens. The guarantees were issued under a guaranty dated as of July 16, 2024 (the “Guaranty”) by and among the Guarantors.
Ranking
The Notes: are senior obligations of the Company and the Guarantors secured by a lien on the collateral, subject to permitted liens; rank senior to all of the Company’s and the Guarantors’ existing and future unsecured indebtedness; are structurally subordinated to any indebtedness and other liabilities of any Subsidiary of the Company that is not a Guarantor; and are effectively subordinated to any existing and future secured indebtedness of the Company and of a Guarantor that is secured by assets other than the collateral, to the extent of the value of such assets securing such indebtedness.
Collateral
The collateral consists of substantially all of the property of the Company and the Guarantors, whether now owned or hereafter acquired, other than Excluded Property (as defined in the Indenture). The collateral was granted pursuant to a pledge and security agreement dated as of July 16, 2024 (the “Pledge and Security Agreement”) by and among the Company, the Initial Grantors (as defined below) and Odyssey Trust Company, as collateral trustee.
Optional Redemption
At any time and from time to time on or after July 16, 2024, the Company may redeem all or a part of the Notes, upon not less than 15 nor more than 60 days’ prior notice, at a redemption price (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date, of the periods indicated below, subject to the rights of Note holders on the relevant record date to receive interest on the relevant payment date):

Period	Percentage
July 16, 2024 through July 15, 2026	100.0%
July 16, 2026 through July 15, 2027	104.5%
July 16, 2027 through July 15, 2028	103.0%
July 16, 2028 and thereafter	100.0%

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Change of Control
In the event of a Change of Control (as defined in the Indenture), the Company will be required to make an offer to each Note holder to repurchase all or any part of such Note holder’s Notes at a purchase price in cash equal to not less than 101% of the aggregate principal amount of such Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.
Certain Covenants
The Indenture limits or affects the Company’s ability and the ability of its Restricted Subsidiaries to, among other things:
•declare or pay dividends or make certain other payments;
•purchase, redeem or otherwise purchase or retire for value any equity interests or any subordinated indebtedness or otherwise make any restricted investment or restricted payment;
•incur certain indebtedness;
•create certain liens;
•consolidate, amalgamate, merge, or transfer all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole;
•enter into certain transactions with affiliates; and
•engage in certain types of businesses.
These covenants are subject to a number of important limitations, exceptions and qualifications as set forth in the Indenture.
As of July 16, 2024, each of the Company’s Subsidiaries will be Restricted Subsidiaries.
Events of Default
The Indenture provides for events of default which, if certain of them occur, would permit the Trustee or the holders of not less than 25% in aggregate principal amount of the then-outstanding Notes to declare the principal of, and interest or premium, if any, and any other monetary obligations on, all the then-outstanding Notes to be due and payable immediately. The foregoing description of the Indenture, the Notes, the guarantees and the collateral are qualified in its entirety by reference to the complete terms and conditions of the Indenture, the Guaranty and the Pledge and Security Agreement, a copy of each of which is filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and is incorporated herein by reference into this Item 1.01.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 8.01.    Other Events.
On July 17, 2024, the Company issued a news release announcing that it has closed the private placement of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
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Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	Indenture dated July 16, 2024 by and between Ascend Wellness Holdings, Inc. and Odyssey Trust Company
4.2
Guaranty dated July 16, 2024 by and between Chicago Alternative Health Center, LLC, HealthCentral, LLC, MOCA LLC, Revolution Cannabis-Barry, LLC, The Homecoming Group, LLC, Ascend Maryland, LLC, Ascend Mass, LLC, MassGrow, LLC, FPAW Michigan LLC, Ascend New Jersey, LLC, BCCO, LLC, Ohio Cannabis Clinic LLC, and Story of PA CR, LLC (collectively, the “Guarantors”)

4.3
Pledge and Security Agreement dated July 16, 2024 by and between Ascend Wellness Holdings, Inc., and Revolution Cannabis-Barry, LLC, Chicago Alternative Health Center, LLC, MOCA LLC, Healthcentral, LLC, The Homecoming Group, LLC, Ascend Mass, LLC, Massgrow, LLC, FPAW Michigan, LLC, BCCO, LLC, Ohio Cannabis Clinic LLC, Ascend New Jersey, LLC, Story Of PA CR, LLC, Ascend Maryland, LLC, Ascend Mass, Inc., Ascend Illinois Holdings, LLC, Ascend Illinois, LLC, Massgrow, Inc., AWH Pennsylvania, LLC, FPAW Michigan 2, Inc., as the initial grantors (collectively, the “Initial Grantors”), and Odyssey Trust Company

99.1	Press release dated July 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

July [22], 2024	/s/ John Hartmann
John Hartmann Chief Executive Officer (Principal Executive Officer)
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